UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 10, 2026

GCT Semiconductor Holding, Inc.
(Exact Name of Registrant as Specified in Its Charter)

001-41013
(Commission File Number)

Delaware	86-2171699
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2290 North 1st Street, Suite 201
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 434-6040
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GCTS	NYSE
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	GCTS.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Incentive Bonus Plan

On September 10, 2026, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of GCT Semiconductor Holding, Inc. (the “Company”) approved an incentive bonus plan for the second half of the 2026 calendar year (the “Plan”), pursuant to which each of the Company’s executive officers will be eligible to receive a cash bonus based on the achievement of specified Company and individual performance goals. The amount of each bonus will be determined based on the Company’s achievement of specified 2026 revenue targets (“Revenue Target”) and the executive officer’s achievement of individual performance goals (“KPI Goals”), and the calculation of actual bonus amount will be based on a specified weighting between Revenue Target and KPI Goals.

The target bonus payable to each executive officer of the Company (assuming 100% payout) is as follows:

Name	Title	Target Bonus (% of base salary for the second half of 2026) (at 100% performance)
John Schlaefer	Chief Executive Officer	25%
Edmond Cheng	Chief Financial Officer and Corporate Secretary	25%
Alex Sum	Senior Vice President of Sales & Marketing	25%
Jeongmin Kim	Vice President of Engineering and Chief Technology Officer	25%

The description of the Plan above is only a summary and qualified in its entirety by the Plan, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2026 to be filed with the Securities and Exchange Commission.

CFO Compensation

Additionally, on September 10, 2026, the Compensation Committee approved an increase to the annual base salary of Edmond Cheng, the Company’s Chief Financial Officer, from $304,500 to $330,383, effective October 1, 2026.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCT SEMICONDUCTOR HOLDING, INC.

September 15, 2026	By:	/s/ Edmond Cheng
	Name:	Edmond Cheng
	Title:	Chief Financial Officer